J.P. MORGAN HEALTHCARE CONFERENCE January 13, 2015 Exhibit 99.1

Forward Looking Statements
Statements in this presentation that are not strictly historical, including any statements regarding events or developments that we believe or anticipate will or may occur in the future, are "forward-looking" statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things, deterioration of or instability in the economy, the markets we serve and financial markets, the impact of our restructuring activities on our ability to grow, contractions or growth rates and cyclicality of markets we serve, competition, our ability to develop and successfully market new products and technologies and expand into new markets, the potential for improper conduct by our employees, agents or business partners, our ability to successfully identify, consummate and integrate appropriate acquisitions and successfully complete divestitures and other dispositions, contingent liabilities relating to acquisitions and divestures, our compliance with applicable laws and regulations
(including regulations relating to medical devices and the healthcare industry) and changes in applicable laws and regulations, our ability to effectively address cost reductions, compliance and other changes in the healthcare industry, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, risks relating to product defects, product liability and recalls, risks relating to product manufacturing, the impact of our debt obligations on our operations and liquidity, our relationships with and the performance of our channel partners, commodity costs and surcharges, our ability to adjust purchases and  manufacturing capacity to reflect market conditions, reliance on sole sources of supply, labor matters,  international economic, political, legal and business factors, disruptions relating to man-made and natural disasters, security breaches or other disruptions of our information technology systems and pension plan costs. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our 2013 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the third quarter of 2014. These forward-looking statements speak only as of the date of this presentation and the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.
All references in this presentation to earnings, revenues and other company-specific financial metrics relate only to the continuing operations of Danaher’s business, unless otherwise noted. All references in this presentation to “growth” refer to year-over-year growth unless otherwise indicated.

DANAHER

HACH
ChemTreat, Inc.
TROJAN technologies

GILBARCO VEEDER-ROOT
NAVMAN WIRELESS
teletrac

FLUKE networks
Tektronix communications
ARBOR NETWORKS

FLUKE
Tektronix

KaVo. Dental Excellence.
Kerr
Nobel Biocare
Ormco
DEXIS

BECKMAN COULTER
Leica BIOSYSTEMS
RADIOMETER

AB SCIEX
BECKMAN COULTER Life Sciences
Leica MICROSYSTEMS
Molecular Devices

VIDEOJET
ESKO
x-rite
PANTONE

KOLLMORGEN
THOMSON

Diagnostics***
$4.8B
Strategic Platforms
Building a Global Science and Technology Company
Dental
Life Sciences
& Diagnostics
Test &
Measurement
Industrial
Technologies
Environmental
Communications*
$1.0B
Water Quality
$2.0B
Gilbarco Veeder-
Root
$1.6B
Instruments
$2.0B
Dental**
$2.9B
Product ID
$1.6B
Automation
$0.8B
Life Sciences
$2.5B
Figures represent 2014E adjusted revenues, reflecting adjustments described in these footnotes *Not including pending  NetScout transaction
**~$0.7B of 2014E revenue from Nobel Biocare and ~$2.2B of 2014E revenue from  Dental platform ;  ***~$0.2B of 2014E revenue from Devicor and ~$4.6B of 2014E revenue from Diagnostic platform

DANAHER

INNOVATION DEFINES OUR FUTURE
THE BEST TEAM WINS
PEOPLE
PLAN
DANAHER
KAIZEN IS OUR WAY OF LIFE
QUALITY
DELIVERY
COST
INNOVATION
PROCESS
CUSTOMERS
CUSTOMERS TALK, WE LISTEN
PERFORMANCE
WE COMPETE FOR SHAREHOLDERS

Danaher Business System

Current Update
Q4 played out largely as expected
Well positioned for 2015 and beyond
Adjusted EPS guidance range of $4.35-$4.45
Anticipate core revenue growth of 3-4%
Optimizing our portfolio to improve and sustain our market leading positions
2015 Guidance
U.S. solid; Europe stable; High growth markets (HGM) lead but mixed performance
23
rd
consecutive year of FCF>NI
~$4.0B of acquisitions announced or closed in 2014
Pending RMT of Communications business with NetScout
Divested $100M product line within Motion

DANAHER

Leica MICROSYSTEMS

Molecular Devices

AB SCIEX

BECKMAN COULTER Life Sciences

BECKMAN COULTER

Leica BIOSYSTEMS

RADIOMETER

Diagnostics
Life Sciences Tools
~$2.5B
2014E Revenue
65% Instruments
35% Consumables/Service
~$15B
Market Size
~$4.8B*
2014E Adjusted Revenue
20% Instruments
80% Consumables/Service
~$25B
Market Size
*Represents 2014E adjusted revenue;
~$0.2B of 2014E revenue from Devicor and
~$4.6B of 2014E revenue from  Diagnostics Platform
Life Sciences & Diagnostics

DANAHER

BECKMAN COULTER

RADIOMETER

Leica BIOSYSTEMS

Diagnostics Overview
Customers
Hospital labs
Reference labs
Hospital critical care
Histopathology labs
Growth Drivers
Healthcare expenditures increasing in HGMs
Greater investment in preventative and predictive
medicine
Skilled labor shortage & cost pressure driving
adoption of automated solutions
Market Details
Market Size ~$25B Growth Rate +MSD
2014E Financials
Adjusted Revenue ~$4.8B*
*Represents 2014E adjusted revenues;
~$0.2B of 2014E revenue from Devicor and
~$4.6B of 2014E revenue from Diagnostics Platform
Comprehensive product offering coupled with scaled, global presence
Geographic                   Mix
Revenue Breakdown
NA EU
HGM ROW
6%
38%
23%
33%
Consumables/Service
Equipment
80%
20%

DANAHER

RADIOMETER

Innotrac

HemoCue

Leica BIOSYSTEMS

Vision Systems

McCormick SCIENTIFIC

Genetix

DEVICOR

Surgipath

aperio

KREATECH

BECKMAN COULTER

NORMAND INFO

Iris

SIEMENS

Building the Diagnostics Platform
$9B+ of capital committed since 2004; Significant M&A runway
~$300M Revenue ~$4.8B**
2004 2014E
Core Lab      Urinalysis  Middleware  Microbiology
Histology     Adv. Staining     Histology Consumables   Digital Pathology          ISH/FISH      Biopsy
Blood Gas Immunoassay Hemoglobin
Beckman Dx
Leica
Biosystems
Radiometer
2004 2006 2008 2012 2014 2010
*
*Pending, subject to customary closing conditions
**Represents 2014E adjusted revenues;~$0.2B
of 2014E revenue from Devicor and ~$4.6B of 2014E
revenue from Diagnostics Platform

What You Will Hear Today
Driving +MSD core growth with significant runway for margin improvement
Accelerating growth through organic investments in new
products and feet-on-the street
DBS improving customer satisfaction and operational
performance while funding growth
Acquisitions expanding addressable market and breadth of
product offerings

Growth Investments – LS&D
* Not yet commercially available in the US
Increasing product launch cadence at Beckman Dx
Key product launches at LBS
Continuing to invest in HGMs and R&D
+MSD core revenue growth in 2014E with 2X revenue from new products
Automation solutions: Connectivity for DxH800 and FDA
clearance for PowerExpress solutions
Menu expansion: Vitamin D* and Automated AMH*
(fertility)
Enter Molecular Dx with Veris*; high volume fully
automated PCR solution, very fast turn-around time,
random access, multiplexing capabilities
FDA clearance for HER2 IHC
First SaaS product offering with Aperio ePathAccess
>10% increase in HGM feet-on-street across Dx in 2014E
Joint Dx Software Development Center in Bangalore

Investing for Growth – Beckman
DBS improving customer satisfaction, expanding margin and funding growth
*Based on IMV customer ranking among major IVD players: SDR3
Remediated quality management
system
Increased instrument reliability >50%
Improved to #1 (from #4) for service
delivery in US*
Key Performance
Indicator 2012 2013 2014E
OMX (bps) >300 >150 >150
WC turn improvement ~0.5 >0.5 >0.5
Growth headcount
>200 >200 >200
# of reagent SKUs on stock-out
Reduced
>75%
FDA 510(k) clearance of Troponin Assay
Formal closure of all FDA warning letters

Iris Acquisition
OP margin >+2,000 bps since acquisition; Double-digit ROIC in year 2
2013 2014E
Expanded offering for core hospital lab
Attractive market and business model
Beckman’s scale accelerating growth
and cost savings
Leader in automated urinalysis testing
Beckman’s first bolt-on acquisition
~$400M market growing +MSD/HSD
~70% consumables/~30% equipment
Leveraging access in HGMs and in
Developed markets
Increasing FOS and R&D resources,
funded through back-office synergies
Revenue
>10% growth
Op Profit
~2X

Devicor Acquisition
LBS broadest workflow coverage in anatomical pathology
Positions LBS at the front-end of breast cancer
workflow
Installed-base business model
~80% consumables and 70% gross margin
Attractive business model and margin profile
with opportunity to improve using DBS
Control sample handling/processing to improve diagnostic
quality
Runway to expand into other biopsy market segments
Opportunity for integrated workflow from biopsy to
diagnosis
A leader in vacuum-assisted breast biopsy
$400M market segment growing +MSD

DANAHER

Leica Cerebro Middleware System
Biopsy room
Mammotome revolve
revolve
specimen holder
revolve specimen trays
Leica
Pathology Laboratory
Leica
Mammotome CoreVision
(X-Ray)

Complementary Workflow
LBS broadest workflow coverage in anatomical pathology
MammoPort
with Revolve tray
(under
development)
Leica Tissue Processor
Customer value proposition
Increased sample integrity and tissue quality
Time reduction to accession and to processing of biopsies
Automated data tracking from biopsy to path lab => reduced risk of sample mislabeling

Summary
Accelerating growth through organic investments in new
products and feet-on-the street
DBS improving customer satisfaction and operational
performance while funding growth
Acquisitions expanding addressable market and breadth of
product offerings
Driving +MSD core growth with significant runway for margin improvement